                                                                 Exhibit 10.14.4

                                                           EXECUTION COUNTERPART

                  AMENDMENT NO. 3 TO CREDIT AGREEMENT (5-YEAR)

            AMENDMENT NO. 3 dated as of February 25, 2000, between MID OCEAN LIMITED, a corporation duly organized and validly existing under the laws of the Cayman Islands (the "Company"); each of the other Obligors identified under the caption "OBLIGORS" on the signature pages hereto; each of the lenders that is a signatory hereto (individually, a "Bank" and, collectively, the "Banks"); and THE CHASE MANHATTAN BANK, as administrative agent for the Banks (in such capacity, together with its successors in such capacity, the "Administrative Agent").

            The Company, the Banks and the Administrative Agent are parties to a Credit Agreement (5-Year) dated as of September 2, 1997, as amended by Amendment No. 1 dated as of August 5, 1998 and Amendment No. 2 dated as of June 30, 1999 (the "Credit Agreement"), providing, subject to the terms and conditions thereof, for loans to be made by said Banks to the Borrowers in an aggregate principal amount not exceeding $100,000,000. The Obligors, the Banks and the Administrative Agent wish to amend the Credit Agreement in certain respects and accordingly the parties hereto hereby agree as follows:

            Section 1. Definitions. Except as otherwise defined in this Amendment No. 3, terms defined in the Credit Agreement are used herein as defined therein.

            Section 2. Amendments. Effective as of the Amendment Date as provided in Section 4 below, the Credit Agreement is hereby amended as follows:

            2.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

            2.02. Section 1.01 of the Credit Agreement is hereby amended by adding the following new definition and inserting the same in the appropriate alphabetical location as follows:

            "Asset Accumulation Lien" means a Lien on amounts received, and on actual or imputed investment income on such amounts received, relating and identified to specific insurance payment liabilities or to liabilities arising in the ordinary course of any Obligor's or any of their Subsidiary's business as an insurance or reinsurance company or corporate member of The Council of Lloyd's or as a provider of financial services or contracts, or the proceeds thereof, in each case held in a segregated trust or other account and securing such liabilities; provided, that in no case shall an Asset Accumulation Lien

                 Amendment No. 3 to Credit Agreement (5-Year) secure Indebtedness and any Lien which secures Indebtedness shall not be an Asset Accumulation Lien.

            "Consolidated Net Worth" shall mean, at any time, the consolidated stockholders' equity of a Borrower and its consolidated Subsidiaries.

            2.03. Section 8.01 of the Credit Agreement is hereby amended by adding at the end thereof a new paragraph (j) thereof to read as follows:

            "(j) Information Regarding Asset Accumulation Liens. At the time of furnishing each certificate furnished pursuant to paragraph (b) of this
      Section 8.01, a statement, certified as true and correct by a principal financial officer of XL Capital, setting forth on a consolidated basis for XL Capital and its consolidated Subsidiaries as of the end of the fiscal year or quarter to which such certificate relates (A) the aggregate book value of assets which are subject to Asset Accumulation Liens and the aggregate book value of liabilities which are secured by Asset Accumulation Liens (it being understood that the reports required by paragraphs (a) and (b) of this Section 8.01 shall satisfy the requirement of this clause (A) of this paragraph (j) if such reports set forth separately, in accordance with GAAP, line items corresponding to such aggregate book values) and (B) a calculation showing the portion of each of such aggregate amounts which portion is attributable to transactions among wholly-owned Subsidiaries of XL Capital."

            2.04. Section 8.05 of the Credit Agreement is hereby amended by relettering clause (k) thereof as clause (l) and adding a new clause (k) to read as follows:

            "(k) Asset Accumulation Liens; and"

            2.05. Clause (b) of Section 8.06 of the Credit Agreement is hereby amended to read in its entirety as follows:

            "(b) Ratio of Total Adjusted Funded Debt to Consolidated Capital. XL Capital will not permit its ratio of (i) Total Adjusted Funded Debt to (ii) the sum of Total Adjusted Funded Debt plus Consolidated Net Worth to be greater than
0.35 to 1 at any time. As used herein, the term "Total Adjusted Funded Debt" shall mean, at any time, the sum of (x) Total Funded Debt at such time plus (y) the aggregate undrawn face amount of all letters of credit (as to which reimbursement obligations are not secured by marketable securities with a value at least equal to the face amount of such letters of credit) issued for the account of, or guaranteed by, XL Capital or any of its consolidated Subsidiaries at such time (irrespective of whether the beneficiary thereof is an Affiliate)."

                 Amendment No. 3 to Credit Agreement (5-Year)

            Section 3. Representations and Warranties. Each Obligor hereby represents and warrants to the Administrative Agent and the Banks that (i) the representations and warranties set forth in Section 7 of the Credit Agreement are, both on the date hereof and as of the Amendment Date (as defined in Section 4 below), true and complete as if made on each such date (and after giving effect to this Amendment No. 3) and as if each reference in said Section 7 to "this Agreement" includes reference to this Amendment No. 3 and (ii) both immediately prior to and as of the date hereof, no Default has occurred and is continuing.

            Section 4. Condition Precedent. The amendments to the Credit Agreement under Section 2 above shall become effective upon the execution and delivery of this Amendment No. 3 to the Administrative Agent (the "Amendment Date").

            Section 5. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 3 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 3 by signing any such counterpart. This Amendment No. 3 shall be governed by, and construed in accordance with, the law of the State of New York.

                 Amendment No. 3 to Credit Agreement (5-Year)

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed and delivered as of the day and year first above written.


                                    OBLIGORS

                                    MID OCEAN LIMITED
                                    as Borrower and as Guarantor


                                    By /s/ H.C.V. Keeling
                                       -----------------------------------------
                                    Title: President


                                    XL CAPITAL LTD
                                    as Borrower and as Guarantor


                                    By /s/ Brian M. O'Hara
                                       -----------------------------------------
                                    Title: President & CEO


                                    XL INSURANCE LTD
                                    as Borrower and as Guarantor


                                    By /s/ Christopher Coelho
                                       -----------------------------------------
                                    Title: Chief Financial Officer


                                    XL MID OCEAN REINSURANCE LTD
                                    as Borrower and as Guarantor


                                    By /s/ H.C.V. Keeling
                                       -----------------------------------------
                                    Title: President & CEO

                 Amendment No. 3 to Credit Agreement (5-Year)

                                    BANKS

                                    THE CHASE MANHATTAN BANK,
                                    Individually and as Administrative Agent


                                    By /s/ Donald Rands
                                       -----------------------------------------
                                    Title: Vice President


                                    CITIBANK N.A.


                                    By /s/ Michael Taylor
                                       -----------------------------------------
                                    Title: Vice President


                                    DEUTSCHE BANK AG, NEW YORK AND/OR CAYMAN
                                    ISLANDS BRANCHES


                                    By /s/ John S. McGill
                                       -----------------------------------------
                                    Title: Director


                                    By /s/ Alan Krouk
                                       -----------------------------------------
                                    Title: Assistant Vice President


                                    MELLON BANK, N.A.


                                    By /s/ Karla Maloof
                                       -----------------------------------------
                                    Title: Vice President


                                    ROYAL BANK OF CANADA


                                    By /s/ Y.J. Bernard
                                       -----------------------------------------
                                    Title: Manager

                 Amendment No. 3 to Credit Agreement (5-Year)

                                    THE BANK OF BERMUDA LIMITED


                                    By /s/
                                       -----------------------------------------
                                    Title: Vice President


                                    CREDIT LYONNAIS NEW YORK BRANCH


                                    By /s/ Sebastian Rocco
                                       -----------------------------------------
                                    Title: Senior Vice President


                                    STATE STREET BANK AND TRUST COMPANY


                                    By /s/
                                       -----------------------------------------
                                    Title: Vice President


                                    BANQUE NATIONALE DE PARIS


                                    By /s/ Phil Truesdale
                                       -----------------------------------------
                                    Title: Vice President


                                    By /s/
                                       -----------------------------------------
                                    Title: Vice President


                                    THE BANK OF NOVA SCOTIA


                                    By /s/ John Hopmans
                                       -----------------------------------------
                                    Title: Managing Director


                 Amendment No. 3 to Credit Agreement (5-Year)